BB&T Corporation

Acquisition of Susquehanna Bancshares

Expands Attractive Mid-Atlantic Franchise

November 12, 2014

BB&T

Exhibit 99.2

Forward-Looking Statements
2
Important Additional Information and Where to Find It
In connection with the proposed merger, BB&T will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Susquehanna and a Prospectus of
BB&T, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  SHAREHOLDERS OF SUSQUEHANNA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY
STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS
ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about BB&T and Susquehanna, may be obtained at the SEC’s Internet site
(http://www.sec.gov). You will also be able to obtain these documents, free of charge, from BB&T at www.bbt.com under the heading “About” and then under the heading “Investor
Relations” and then under “BB&T Corporation SEC Filings” or from Susquehanna by accessing Susquehanna’s website at www.susquehanna.net under the heading “Investor
Relations” and then under “SEC Filings”.  Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to BB&T Corporation, 150 South
Stratford Road, Suite 300, Winston-Salem, North Carolina 27104, Attention: Shareholder Services, Telephone: (336) 733-3065 or to Susquehanna Bancshares, Inc., 26 North Cedar
Street, Lititz, Pennsylvania  17543, Attention: Investor Relations, Telephone: (717) 626-9801.
Susquehanna and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Susquehanna in connection with the proposed merger. Information about the directors and executive officers of Susquehanna and their ownership of Susquehanna common stock is set forth in the proxy statement for Susquehanna’s 2014 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 21, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, BB&T’s and
Susquehanna’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,”
“expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-
looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.  Actual results may differ materially from current projections.
In addition to factors previously disclosed in BB&T’s and Susquehanna’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Susquehanna shareholders on the expected terms and schedule; delay in closing the merger;
difficulties and delays in integrating the Susquehanna business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of BB&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and
the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

3 3
Strategic and Compelling Acquisition of Susquehanna
Note: Financial data at September 30, 2014.
Susquehanna Financial Highlights
Loan Composition
Deposit Composition
Total: $13,426MM Total: $13,589MM
Strategically compelling
New and attractive contiguous markets
Top 5 pro forma market share in Susquehanna’s
markets
Adds to the diversity of BB&T’s footprint
Leverages BB&T’s proven practices
Financially attractive
Approximately $2.5 billion aggregate deal value
EPS accretive and exceeds IRR hurdle
Compelling use of capital
Tier 1 Common ratio at close expected to decline by
50 – 60 bps
Significant expansion of attractive Mid-Atlantic footprint
Central PA, Western MD and the Philadelphia and
Baltimore MSAs
BB&T well prepared to successfully execute on this
acquisition
Extensive due diligence process
Careful planning to ensure preparedness mitigates risk
BB&T’s near-term priority will be to focus on successful
closing and integration of announced acquisitions
Compatible culture with BB&T
Client oriented community bank model
Experienced management team with deep knowledge
of its markets
Assets ($MM) $18,583
Total Loans ($MM) 13,426
Deposits ($MM) 13,589
Common Equity ($MM) 2,751
TCE / TA 8.4%
Tier 1 Common Ratio 10.9
Leverage Ratio 9.6
Transaction /
MMDA /
Savings
70%
Retail
Time
18%
Jumbo
Time
12%
Commercial
Real Estate
28%
Closed End
1-4 Family
17%
Commercial &
Industrial
14%
HELOCs
12%
Leases
10%
Construction
6%
Consumer
6%
Other
5%
Multifamily
2%

4 4
Key Transaction Terms
Purchase Price
$2.5 billion aggregate consideration
$13.50 per Susquehanna common share
(1)
Price / LTM EPS: 16.3x
Price / TBV: 1.69x
7.4% deposit premium
Consideration
70% stock / 30% cash
0.253 BB&T shares and $4.05 cash for each Susquehanna share
Tax free transaction for stock component
Cost Savings
Approximately $160 million pre-tax (fully phased-in)
Approximately 32% of Susquehanna’s non-interest expense
Merger & Integration Costs Approximately $250 million (pre-tax)
Credit Mark 4.5% of loans and leases
Expected Closing Second half of 2015
Closing Conditions
Susquehanna shareholder approval
Other customary closing conditions including regulatory approval
Board Representation
William J. Reuter, Susquehanna’s Chairman & CEO, and Christine Sears,
a Susquehanna Board member, will join BB&T’s Board of Directors
(1): Based on BB&T’s average closing stock price for the trailing 45 trading days through 11/10/14.

5
Significant Market Share Expansion in Attractive Mid-Atlantic
Region
(1): Excludes branches with balance greater than $1 billion.
(2): Defined by counties in which Susquehanna operates in Pennsylvania, New Jersey, Maryland and West Virginia.
Source: SNL Financial. Branch data as of June 30, 2014 except for Susquehanna which is as of September 30, 2014. Deposit data as of June 30, 2014. Branch and deposit data pro forma for announced M&A through November 7, 2014.
Susquehanna's Top 15 MSAs
Deposit
Deposits Market
MSA Rank Branches ($MM) Share
Philadelphia, PA 8 58 $3,241 2.7%
Lancaster, PA 1 32 2,669 25.8
Baltimore, MD 7 23 1,448 3.2
York, PA 3 18 811 12.4
Hagerstown, MD 1 13 787 24.6
Harrisburg, PA 6 16 661 5.5
Chambersburg, PA 2 9 557 27.8
Reading, PA 8 8 380 5.3
Vineland, NJ 3 5 362 14.3
Cumberland, MD 1 5 289 32.2
Sunbury, PA 1 8 277 21.3
Williamsport, PA 5 5 262 9.8
Atlantic City, NJ 9 6 255 4.9
Allentown, PA 17 7 245 1.6
Pottsville, PA 4 7 196 9.9
(1) (1)
Williamsport
Washington D.C.
Hagerstown
Baltimore
Philadelphia
Reading
Harrisburg
Camden
Lancaster
York
Ocean City
Susquehanna
Deposit
Deposits Market
Rank Institution Branches ($MM) Share
1. Wells Fargo 368 $31,121 13.3%
2. PNC 378 22,929 9.8
3. Toronto-Dominion 168 20,875 8.9
4. M&T Bank 311 18,423 7.8
5. BB&T Pro Forma 312 17,591 7.5
5. Bank of America 203 13,828 5.9
6. Citizens Financial 208 13,504 5.8
7. Susquehanna 245 13,338 5.7
8. Fulton Financial 178 9,936 4.2
9. National Penn 124 6,490 2.8
10. Banco Santander 172 6,413 2.7
11. BB&T 67 4,253 1.8
12. Beneficial Mutual Bancorp 59 3,537 1.5
13. First Niagara 58 2,536 1.1
14. Metro Bancorp 33 2,197 0.9
15. Univest Corp. of Pennsylvania 43 2,187 0.9
Deposit Market Share in Susquehanna’s Footprint
(1)(2)

6 6
Susquehanna’s Historical Loan & Deposit Profile
Loan Composition ($MM) Deposit Composition ($MM)
Source: SNL Financial. Regulatory data.
$2,496
$2,697
$2,876 $2,815
$2,941
$3,724
$3,800
$3,753
$1,721
$1,742
$1,620
$1,574
$1,940
$2,365
$2,350
$2,253
$1,563
$1,921 $1,749
$1,529
$1,517
$1,812
$1,931
$1,907
$256
$353
$547
$885
$1,054
$1,343
$1,512
$1,611
$452
$683
$750
$672
$676
$900
$1,219
$1,326
$1,293
$1,314
$1,115
$877
$829
$848
$736
$817
$411
$314
$482
$603
$722
$843
$953 $731
$385
$426
$486
$471
$550
$703
$733
$719
$8,752
$9,654
$9,827
$9,633
$10,448
$12,895
$13,576
$13,426
'07 '08 '09 '10 '11 '12 '13 9/30/14
$4,837
$4,426
$5,268
$5,787
$6,878
$8,835
$9,045
$9,466
$2,877
$3,163
$2,541
$2,169
$2,175
$2,294
$2,424
$2,528
$1,231 $1,478
$1,166
$1,236
$1,238
$1,451
$1,401
$1,595
$8,945
$9,067
$8,975
$9,192
$10,291
$12,580
$12,869
$13,589
'07 '08 '09 '10 '11 '12 '13 9/30/14
Commercial Real Estate Closed End 1-
4 Family
Commercial & Industrial
HELOCs Leases Construction
Consumer Other Multifamily
Transaction / MMDA / Savings Retail Time Jumbo Time

7 7
Susquehanna’s Revenue Profile
Source: SNL Financial, Company filings.
Susquehanna’s Revenue Composition
For the Nine Months Ended September 30, 2014
Susquehanna Bank
$18.4 billion of assets as of 9/30/14
Operates a regional community banking model
with multiple regional leadership teams
Valley Forge Asset Management, LLC
Investment advisory, asset management,
brokerage services and retirement planning for
institutional and high net worth clients
$2.8 billion AUM as of 9/30/14
Stratton Management Company
Manages mutual funds and provides
investment management services to
institutions, pensions, endowments and high
net worth clients
$2.8 billion AUM as of 9/30/14
The Addis Group LLC
Provides commercial, property and casualty
insurance, and risk management programs for
medium and large sized companies
Hann Financial Services Corp.
Provides comprehensive consumer financing
services
Net Interest Income
76%
Wealth Management
Commissions & Fees
7%
Service Charges
on Deposit Accounts
5%
Other Commissions
& Fees
3%
Property & Casualty
Insurance Sales
Commissions
3%
Other
2%
Vehicle Origination
& Servicing Fees
1%
Mortgage
Banking
1%
BOLI
1%
Capital Markets
1%

8 8
Leveraging BB&T’s Proven Practices Across a Broader Platform
Source: SNL Financial. Branch and deposit data as of June 30, 2014.
Texas
Acquisition of 63 branches ($3.5
billion in deposits) from Citibank
37 de novo branches since 2012
Branch presence has grown from 22
to 123 since our Colonial acquisition
Fastest growing market in our
franchise
42% YTD loan growth
Cincinnati
Acquisition of The Bank of Kentucky
($1.8 billion in assets)
#1 in Northern Kentucky
#7 in Cincinnati MSA
Exciting opportunity to grow around
the broader Cincinnati market
Pennsylvania
Pennsylvania will be the 3 rd most
populous state in BB&T’s footprint
Lancaster will be the 3 rd most
populous MSA where BB&T has a
#1 market share
Meaningful presence around
Lancaster and greater Philadelphia
markets
Completed acquisition from Citibank in June 2014 and announced acquisition from Citibank in September 2014
BB&T
Announced acquisition of The Bank of Kentucky in September 2014
Susquehanna

9 9
BB&T’s Business Model Thrives Across Markets of Widely
Differing Characteristics
(1): Total estimated population as of January 1, 2014.
(2): Number of firms with sales <$50 million as of November 7, 2014.
(3): Real Gross Domestic Product, adjusted for inflation.
(4): Represents the average annual growth rate from 12/31/09 – 12/31/13.
(5): Preliminary.
(6): Seasonally adjusted. Ohio unemployment rate used as a proxy for Cincinnati MSA.
(7): Median household income estimated for the calendar year 2014 as of January 1, 2014.
Note: Branch data as of June 30, 2014 pro forma for announced M&A through November 7, 2014.
Source: SNL Financial, Nielsen, Hoovers, U.S. Bureau of Labor Statistics, U.S. Bureau of Economic Analysis.
Cincinnati North West
Pennsylvania Texas MSA Carolina Florida Virginia Kentucky
Total Population (MM)
(1)
12.8 26.7 2.1 9.9 19.7 1.9 4.4
per Bank Branch 2,865 3,908 2,771 3,851 3,613 2,807 2,550
# of Middle Market and Small Businesses
(2) 610,398 1,317,817 94,105 465,112 1,341,184 67,331 204,203
per Bank Branch 137 193 122 181 247 102 118
2013 GDP
(3)
($BN)
$604 $1,388 $111 $440 $751 $69 $171
2013 GDP Growth
(3) 0.7% 3.7% 2.1% 2.3% 2.2% 5.1% 1.6%
Avg. Annual GDP Growth '09 -
(3)(4)
'13
1.4 4.4 2.5 1.8 1.0 2.3 2.3
Current Unemployment Rate (September '14)
(5)(6) 5.7% 5.2% 5.6% 6.7% 6.1% 6.6% 6.7%
2009 Peak Unemployment
(6) 8.6 8.2 10.6 11.2 11.4 8.4 10.7
Historical Population Growth '10 - '14 0.70% 6.06% 1.05% 3.76% 4.54% 0.14% 1.44%
Projected Population Growth '14 - '19 0.84 7.60 1.10 4.80 5.74 0.11 1.78
Median Household Income
(7)
$51,961 $50,464 $53,418 $45,049 $44,318 $41,844 $43,094

10 10
Community Banking Model is a Key Driver of BB&T’s Success
BB&T’s approach to
community banking has
yielded broad success
Collaboration and
integration
Local, visible leadership
Local decision-making
Knowing your client
Client advocacy: giving
voice to the client
Partnerships across the
bank
Seamless perfect client
experience
Acquisitions are
structured to fit with the
community banking model
Texas – operates in
two newly established
regions
The Bank of
Kentucky – a new
region will be
established
Susquehanna – three
new regions will be
established
Shaded counties depict existing regions and new
region created for northern Kentucky / greater
Cincinnati
Anticipated new regions to be established upon
the close of Susquehanna and The Bank of
Kentucky acquisitions
Susquehanna Branches

Vision

Mission

Values

HAPPINESS
SELF-ESTEEM
PRIDE
SUCCESS
PRODUCTIVITY
TEAMWORK
JUSTICE
JUDGMENT
REALITY
REASON
INDEPENDENT THINKING
CHARACTER
HONESTY
INTEGRITY

11
BB&T’s Culture is Non-negotiable
To Create the Best Financial Institution Possible
Be The Best of the Best!
Helping our CLIENTS
achieve economic
success and financial security
Creating a place where our ASSOCIATES
can learn, grow and be fulfilled in their
work
Making the COMMUNITIES in which we
work better places to be, and thereby
Optimizing the long-term return to our
SHAREHOLDERS,
while providing a safe
and sound investment.

12 12
Summary Observations
Susquehanna is an attractive opportunity to broaden the BB&T franchise
Exciting new contiguous markets
Compatible culture
Builds on recent expansions in Cincinnati and Texas
Value accretive to shareholders
Community banking model is a key driver of BB&T’s success
Acquisition strategy has been and will remain deliberate and disciplined
Consistency around BB&T’s vision, values and mission is non-negotiable